Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Gymboree Corporation (the “Company”) on Form 10-Q for the period ended August 2, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Blair W. Lambert, Chief Operating Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 9, 2008	By:	/s/ Blair W. Lambert
Date		Blair W. Lambert Chief Operating Officer and Chief Financial Officer (Principal Financial Officer)